UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2015

SUNCOKE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001- 35782	35-2451470
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600
Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 17, 2015, officers of SunCoke Energy Partners GP LLC, the general partner of SunCoke Energy Partners, L.P. (the “Partnership”) presented at an investor day conference hosted jointly by the Partnership and SunCoke Energy, Inc., held in New York City. A copy of the slide presentation is attached as Exhibit 99.1 and is incorporated herein by reference. These slides were made available on the Partnership’s website at www.SunCoke.com, simultaneously with the presentation. A copy of the press release announcing the investor day conference is attached as Exhibit 99.2 and also is incorporated herein by reference.

The information in this Current Report on Form 8-K being furnished pursuant to Items 7.01 and 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	December 17, 2015 - Joint Investor Day Conference presentation slides.

99.2	Press release dated December 17, 2015

Forward-Looking Statements

Statements contained in the exhibits to this report that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNCOKE ENERGY PARTNERS, L.P.

By:	SunCoke Energy Partners GP LLC, its General Partner

By:	/s/ Fay West
Fay West
Senior Vice President and Chief Financial Officer

Date: December 17, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	December 17, 2015 - Joint Investor Day Conference presentation slides.

99.2	Press release dated December 17, 2015